Exhibit 10.6

SECOND AMENDMENT TO
LIMITED LIABILITY COMPANY OPERATING AGREEMENT
OF MYSTIC PARTNERS, LLC

This Second Amendment to Limited Liability Company Operating Agreement (this "Amendment") of MYSTIC PARTNERS, LLC (the "Company"), is dated as of February __, 2006 and entered into by and among the following:

Name	Current Address

Mystic Hotel Investors, LLC	Post Office Box 715
(a Delaware limited liability company)	914 Hartford Turnpike
Waterford, CT 06385

Hersha Hospitality Limited Partnership	5 10 Walnut Street, 9th Floor
(a Virginia limited partnership)	Philadelphia, PA 19106

hereinafter collectively, the "Members".

W I T N E S S E T H:

WHEREAS, the Company was formed pursuant to a Certificate of Formation filed with the Delaware Secretary of State on June 15, 2005 and by execution of a Limited Liability Company Operating Agreement on August 9, 2005, as amended by the First Amendment to Limited Liability Company Operating Agreement, dated September 30, 2005 (the "LLC Agreement"); capitalized terms used herein but not otherwise defined shall have the meanings set forth for such terms in the LLC Agreement; and

WHEREAS, the Members desire to restructure the capital sharing ratios and related equity and cost sharing mechanisms with respect to the Development Assets (the "Equity Restructuring") contained in the LLC Agreement to reflect the Equity Restructuring;

WHEREAS, pursuant to Section 3.2.2 of the LLC Agreement, the Members have agreed to amend certain provisions of the LLC Agreement upon the occurrence of any contribution of a Deferred Property; and

WHEREAS, the Members hereby desire to amend the LLC Agreement as set forth herein as follows:

1.    Exhibits A, 1.1 and 1.2 of the LLC Agreement are hereby deleted in their entirety and replaced with Exhibits A, 1.1 and 1.2 attached hereto and made a part hereof. All references to Exhibits A, 1.1 and 1.2 in the LLC Agreement shall be deemed to refer to the replacements of same attached hereto.

2.    The Definition of Capital Sharing Ratio is hereby amended such that Investor Class B Member shall have a 15% interest with respect to the Hartford Marriott and a 10% interest with respect to the Hartford Hilton and such that Mystic Member shall have a 85% interest with respect to the Hartford Marriott and a 90% interest with respect to the Hartford Hilton.

3.    The definition of Contribution Agreement is hereby amended such that after the words "August 8, 2005,", the following text shall appear:

(A) Fourth Amendment to Membership Interests Contribution Agreement dated as of September 15, 2005, a Fifth Amendment to Membership Interests Contribution Agreement dated as of November 1, 2005, and a Sixth Amendment to Membership Interests Contribution Agreement dated as of February___, 2006, and as further amended, modified or supplemented from time to time.

4.    The definition of Residual Sharing Ratios is hereby amended such that Investor Class A Member shall have 0% with respect to Hartford Hilton and 0% with respect to the Hartford Marriott, Investor Class B Member shall have 7% with respect to the Hartford Hilton and 10.5% with respect to the Hartford Marriott and Mystic Member shall have 93% with respect to the Hartford Hilton and 89.5% with respect to the Hartford Marriott.

5.    Section 3.2.2 is hereby amended such that subclause (A) is hereby deleted and replaced in its entirety with the following text:

(A) Mystic Member shall transfer all of its interests in the applicable Deferred Property to the Company (which shall be the percentage of the outstanding interests in the Deferred Property as shown on Exhibit A), free and clear of any and all Encumbrances and with a net fair market value to be credited as a Capital Contribution equal to (i) 90% with respect to the Hartford Hilton, (ii) 85% with respect to the Hartford Marriott and (iii) 33.3% with respect to the remainder of the Deferred Property, in each case, of the adjusted Contribution Value (as defined in the Contribution Agreement) attributable to the Hartford Hilton, the Hartford Marriott and the other applicable Deferred Property, respectively (after giving effect to payments made to Mystic Member in accordance with the Contribution Agreement);

6.    Section 4.5.1 is hereby amended such that the words "at the rate of 50% Investor Member participation/50% Mystic Member participation, in the case of a Competitive Venture located within five miles of a Development Asset" is deleted and replaced with the words "at the rate of 10% Investor Member participation/90% Mystic Member participation, in the case of a Competitive Venture located within five miles of the Hartford Hilton and the rate of 15% Investor Member participation/85% Mystic Member participation, in the case of a Competitive Venture located within five miles of the Hartford Marriott".

7.    Section 4.5.1 is hereby amended such that the last sentence thereof is deleted and replaced with the following text:

If the proposed Competitive Venture is within five miles of both a Stabilized Asset and a Development Asset or within five miles of both the Hartford Marriott and the Hartford Hilton, the participation percentage shall be determined by the nearest asset.

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8.    Section 4.10 is hereby amended such that the words "0.25% of Operating Revenues, with respect to the Development Assets" are hereby deleted and replaced with the words "0.25% of Operating Revenues, with respect to the Hartford Marriott".

9.    The definition of Distributable Funds set forth in Section 5.2.1 is hereby deleted in its entirety and replaced with the following text:

"Distributable Funds" shall mean (a) with respect to Investor Member, the sum of (i) 100% of the Net Cash Flow on hand (after repayment of any outstanding Member Loans) in respect of Stabilized Assets, plus (ii) 10% of the Net Cash Flow on hand (after repayment of any outstanding Member Loans) in respect of the Hartford Hilton, plus (iii) 15% of the Net Cash Flow on hand (after repayment of any outstanding Member Loans) in respect of the Hartford Marriott, plus (iv) Capital Proceeds actually received and (b) with respect to Mystic Member, the sum of (i) 100% of the Net Cash Flow on hand (after repayment of any outstanding Member Loans) in respect of Stabilized Assets, plus (ii) 90% of the Net Cash Flow on hand (after repayment of any outstanding Member Loans) in respect of the Hartford Hilton, plus (iii) 85% of the Net Cash Flow on hand (after repayment of any outstanding Member Loans) in respect of the Hartford Marriott, plus (iv) Capital Proceeds actually received. Attached hereto as Exhibit B for illustrative purposes is a hypothetical calculation of Distributable Funds.

10.    The following text is hereby added as a new Section 15:

15.1    Investor Member Option. Mystic Member hereby grants to Investor Member the option (the "Option") to purchase up to 50% (in the aggregate, which 50% maximum percentage interest shall include Investor Member's percentage interest in the Company as evidenced by its Capital Sharing Ratio as of each of the Option Exercise Dates (as defined below)) of Mystic Member's interest in the Development Asset Entity that own each of the Hartford Hilton ("Hartford Hilton Owner") and the Hartford Marriott ("Hartford Marriott Owner"), respectively. Investor Member shall have the right to close on the purchase of additional percentage interests acquired pursuant to the Option only on either December 29, 2006 or December 31, 2007 (collectively, the "Option Purchase Dates") and on no other date. The Option shall expire on the occurrence of the Option Purchase Dates. Investor Member may exercise the Option in any increment of 10%. The amount of the percentage interest desired to be purchased by Investor Member as of the applicable Option Purchase Date in either the Hartford Marriott or the Hartford Hilton shall herein be referred to as the "Additional Percentage Interest".

15.2    Option Price. The price for Investor Member's acquisition of a percentage interest in Hartford Hilton Owner (the "Hilton Option Price") shall equal the sum of (a) the product obtained by multiplying (i) the Contribution Value of the Hartford Hilton as set forth in the Contribution Agreement by (ii) the Additional Percentage Interest plus (b) the product obtained by multiplying (i) all operational funding (i.e. capital calls to fund operational shortfalls) and capital expenditures incurred by Hartford Hilton Owner from the period since the acquisition by the Company of the interests in Hartford Hilton Owner to the applicable Option Purchase Date by (ii) the Additional Percentage Interest plus (c) the product obtained by multiplying (i) 10% by (ii) the sum of (a) plus (b). The price for Investor Member's acquisition of the Additional Percentage Interest in Hartford Marriott Owner (the "Marriott Option Price") shall equal the sum of (x) the product obtained by multiplying (i) the total amount of actual costs incurred in the construction and development of the Hartford Marriott (as of the date hereof, the Members hereby acknowledge and agree that such costs are estimated to be approximately $94,000,000) by (ii) the Additional Percentage Interest plus (y) the product obtained by multiplying (i) all operational funding (i.e. capital calls to fund operational shortfalls) and capital expenditures incurred by Hartford Marriott Owner from the period since the acquisition by the Company of the interests in Hartford Hilton Owner to the applicable Option Purchase Date by (ii) the Additional Percentage Interest plus (z) the product obtained by multiplying (i) 10% by (i) the sum of (x) plus (y).

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15.3    Exercise of the Option. In the event that Investor Member desires to exercise the Option, Investor Member shall provide written notice of such desire (an "Option Notice") to Mystic Member on or prior to October 1, 2006 at 6:00 p.m., New York time (the "First Option Exercise Date") with respect to the Option Purchase Date occurring on December 29, 2006 and October 1, 2007 at 6:00 p.m., New York time (the "Second Option Exercise Date", together with the First Option Exercise Date, the "Option Exercise Dates") with respect to the Option Purchase Date occurring on December 31, 2007. The Option Notice shall include Investor Member's desired Additional Percentage Interest with respect to the Hartford Hilton and the Hartford Marriott, as applicable. Within ten days after Mystic Member's receipt of the Option Notice, Mystic Member shall notify Investor Member in writing of the Hilton Option Price and the Marriott Option Price, as applicable. In the event that Investor Member and Mystic Member do not agree on the calculation of the Option Price, Investor Member and Mystic Member shall negotiate the Option Price in good faith. Section 6 of the Contribution Agreement shall govern the calculation of all prorations and post closing adjustments necessary in connection with Investor Member's exercise of the Option.

15.4    Closing of the Purchase of the Additional Percentage Interest. The parties shall agree on a mutually acceptable location at which to close on Investor Member's purchase of the Additional Percentage Interests (which may be by mail). On each of the Option Purchase Dates, as applicable, the parties shall do the following:

15.4.1   Execute and deliver an amendment to the LLC Agreement evidencing revised Capital Sharing Ratios and Residual Sharing Ratios (which shall be determined in the same manner as prior to the date hereof) of Investor Member and Mystic Member reflecting Investor Member's acquisition of the Additional Percentage Interests for the Hartford Hilton and/or the Hartford Marriott, as the case may be;

15.4.2   Investor Member shall pay the Hilton Option Price and/or the Marriott Option Price, as the case may be;

15.4.3   The parties shall calculate the prorations and deliver a Settlement Statement in accordance with the procedures set forth in the Contribution Agreement.

11.    All references to Waterford Class Member contained in the LLC Agreement shall be modified to be references to Mystic Member.

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12.    As specifically modified hereby, the LLC Agreement shall remain in full force and effect and is hereby ratified and confirmed. All references to the LLC Agreement shall mean and refer to the LLC Agreement as amended and modified hereby.

13.    This Amendment may be executed in one or more counterparts, and all such counterparts shall together constitute the same agreement.

13.    This Amendment shall be construed and interpreted according to the laws of the State of Delaware. Accordingly, all questions with respect to construction of this Amendment and the rights and liabilities of the parties shall be determined in accordance with the applicable provisions of the laws of the State of Delaware and this Amendment is intended to be performed in accordance with and only to the extent permitted by all applicable laws, ordinances, rules and regulations of such State. In the event that there is a direct conflict between the provisions of Delaware law and the provisions of any other jurisdiction applicable to a particular transaction, the laws of Delaware shall nevertheless apply except and to the extent that such interpretation or application would render the action or proposed action of the Company to be invalid or illegal, in which event, the law of the jurisdiction of the State or country which would be applicable under general rules regarding conflict of laws or rules of comity shall apply.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Members have caused this Amendment to be duly executed by their respective and duly authorized representatives as of the date first above written.

MEMBERS:

HERSHA HOSPITALITY LIMITED PARTNERSHIP

BY	/s/ Ashish Parikh
Name:	Ashish R. Parikh
Title:	CFO

MYSTIC HOTEL INVESTORS, LLC

By:
Name:
Title:	Authorized Representative

IN WITNESS WHEREOF, the Members have caused this Amendment to be duly executed by their respective and duly authorized representatives as of the date first above written.

MEMBERS:

HERSHA HOSPITALITY LIMITED PARTNERSHIP

By:
Name:
Title:

MYSTIC HOTEL INVESTORS, LLC

By:	/s/ G Jette
Name:	Glen A. Jette
Title:	Authorized Representative

EXHIBIT 1.1

MEMBERSHIP INTERESTS AND OWNER ENTITIES
MEMBERSHIP INTERESTS AND OWNER ENTITIES

Property	Ownership
1 . Residence Inn Southington 778 West St. Southington, CT 06489	Southington Suites, LLC, composed of: 67% Mystic Hotel Investors, LLC 33% Minority Interests
2. Dunkin Donuts 790 West St. Southington, CT 06489	790 West Street LLC, composed of: 67% Mystic Hotel Investors, LLC 33% Minority Interests
3. Residence Inn by Marriott 22 Segar St. Danbury, CT 06810	Danbury Suites, LLC, composed of: 100% Mystic Hotel Investors, LLC
4. Mystic Marriott Hotel and Spa 625 North Road Groton, CT 06320	Exit 88 Hotel, LLC composed of: 99.9% Mystic Hotel Investors, LLC 0.10% Mystic Hotel Investors Remote Entity Incorporated
5. Courtyard Hotel Warwick 55 Jefferson Park Road Warwick, RI 02888	Warwick Lodgings, LLC, composed of: 100% Mystic Hotel Investors, LLC
6. Courtyard by Marriott and Rosemont Suites 181 West Town St. Norwich, CT 06360	Norwich Hotel, LLC, composed of: 100% Mystic Hotel Investors, LLC
7. Springhill Suites by Marriott 40 1 North Frontage Road Waterford, CT 06385	Waterford Suites, LLC, composed of: 100% Mystic Hotel Investors, LLC
8. Residence Inn by Marriott and Whitehall Mansion 40-42 Whitehall Avenue Mystic, CT 06355	Whitehall Mansion Partners, LLC 100% Mystic Hotel Investors, LLC
9. Hartford Hilton 315 Trumbull Street Hartford, CT 06103	3 1 5 Trumbull Street Associates, LLC, composed of: 88% Mystic Hotel Investors, LLC 12% Minority Interests
10. Hartford Marriott Columbus Blvd. Hartford, CT 06106	Adriaen's Landing Hotel, LLC, composed of: 95.66155% Mystic Hotel Investors, LLC 4.33845% Minority Interests

EXHIBIT 1.2

DESCRIPTION OF PROPERTY

(see attached)

Exhibit A

Members, Capital Contributions,
And Capital Sharing Ratios

Name and Address of Members	Cash Contribution	Gross Fair Market Value of Contributed Property	Less Debt Assumed or Taken Subject to by Company	Net Agreed Value of Contributed Property	Capital Sharing Ratio
Mystic Hotel Investors, LLC	$1,789,385	$120,864,548	$67,542,820	$53,321,728	33.3% with respect to Stabilized Assets
Mystic Hotel Investors, LLC	$567,557	$31,072,620	$18,678,125	$12,394,495	50% with respect to Development Assets
Hersha Hospitality Limited Partnership	$39,149,738	$0	$0	$0	66.7% with respect to Stabilized Assets
Hersha Hospitality Limited Partnership	$6,764,805	$0	$0	$0	50% with respect to Development Assets

EXHIBIT A - CONTINUED
The Contribution Value of the contributed property is allocated among the various Properties as follows:

	Cash Contributed by Investor Member		Cash Contributed by Waterford Member		Gross FMV of Contributed Prop		(Less Debt)		Net Agreed Value of Prop
Courtyard by Marriott &	(working cap)	33,350	(working cap)	16,650	12,660,090		7,269,605		5,390,485
Rosemont Suites, Norwich, CT	(shared costs)	389,960	(shared costs)	194,688
(Norwich Hotel, LLC)		3,595,453
Springfield Suites by Marriott,	(working cap)	33,350	(working cap)	16,650	8,049,269		6,191,340		1,857,929
Waterford, CT (Waterford	(shared costs)	254,446	(shared costs)	127,032
Suites, LLC)		1,239,239
Residence Inn by Marriott,	(working cap)	50,025	(working cap)	24,975	9,099,530		7,198,757		1,900,773
Danbury, CT (Danbury Suites,	(shared costs)	887,837	(shared costs)	443,253
LLC)		1,267,815
Courtyard Hotel, Warwick, RI	(working cap)	33,350	(working cap)	16,650	9,094,108		6,247,403		2,846,705
(Warwick Lodgings, LLC)	(shared costs)	230,971	(shared costs)	115,312
		1,898,752
Residence Inn by Marriott,	(shared costs)	234, 678	(shared costs)	117,163	9,259,089	[1]	7,298,305	[1]	1,960,784
Southington, CT (Southington		1,307,844
Suites, LLC)
Mystic Marriott Hotel & Spa,	(working cap)	590,979	(working cap)	295,046	54,658,165		25,330,607		29,327,558
Groton, CT (Exit 88 Hotel,	(shared costs)	401,215	(shared costs)	200,306
LLC)		19,561,481
Dunkin Donuts, 790 West St.,	Combined with Residence Inn by Marriott, Southington, CT
Southington, CT (790 West
Street LLC)
Residence Inn by Marriott and	(working cap)	166,750	(working cap)	83,250	18,044,297		8,006,803		10,037,494
Whitehall Mansion (Whitehall	(shared costs)	277,235	(shared costs)	138,410
Mansion Partners, LLC)		6,695,008
Hartford Hilton (315 Trumbull	(working cap)	264,000	(working cap)	264,000	31,072,620	[1]	18,678,125	[1]	12,394,495
Street Associates, LLC)	(shared costs)	303,557	(shared costs)	303,557
		6,197,248
Hartford Marriott (Adriaen's	(working cap)	121,968	(working cap)	691,155	83,369,041	[1]	42,948,478		40,420,563
Landing Hotel, LLC)	(shared costs)	[6,063,084]	(shared costs)	[64,089]
TOTAL:		$45,914,543		$2,356,942	$151,937,168				$65,716,223
__________________________
1 Adjusted to take into account Minority Interests.

Exhibit B
Mystic Partners, LLC
Second Amendment to the LLC Agreement - Distributable Funds Exhibit
December 31, 20XX

	NET OPERATING INCOME	LESS: DEBT PRINCIPAL AND INTEREST	NET CASH FLOW	MYSTIC PARTNERS PERCENTAGE INTEREST	MYSTIC PARTNERS NET CASH FLOW	INVESTOR MEMBER DISTRIBUTABLE FUNDS	MYSTIC MEMBER DISTRIBUTABLE FUNDS
Norwich Hotel, LLC	$1,130,000	$(536,809)	$593,191	100%	$593,191	$593,191	$
Waterford Suites, LLC	675,000	(361,775)	313,225	100%	313,225	313,225		-
Exit 88 Hotel, LLC	4,125,000	(2,981,360)	1,143,640	100%	1,143,640	1,143,640		-
Southington Suites, LLC and 790 West Street, L	1,150,000	(625,325)	524,675	67%	351,532	351,532		-
Warwick Lodgings, LLC	810,000	(368,342)	441,658	100%	441,658	441,658		-
Danbury Suites, LLC	925,000	(459,714)	465,286	100%	465,286	465,286		-
Whitehall Mansion Partners, LLC	1,450,000	(688,581)	761,419	100%	761,419	761,419		-
	10,265,000	(6,021,906)	4,243,094		4,069,951	4,069,951		414,951

315 Trumbull Street Associates, LLC	635,012	(1,544,103)	(909,091)	88%	(800,000)	(80,000)		(720,000)
Adriaen's Landing Hotel, LLC	4,712,359	(3,149,859)	1,562,500	96%	1,500,000	225,000		1 ,275,000
	5,347,371	(4,693,962)	653,409		700,000	145,000		555,000

Parent company expenses	(400,000)	-	(400,000)	100%	(400,000)	(400,000)		-

	$15,212,371	$(10,715,868)	$4,496,503		$4,369,951	3,814,951		969,951
Less: Preferential return payments						(3,400,000)		(969,951)